As filed with the Securities and Exchange Commission on March 18, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 18, 2016
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

The Bank of America Corporation (the “Corporation”) Board of Directors has authorized the Corporation to repurchase up to $800 million of the Corporation’s common stock to offset the share count dilution resulting from equity incentive compensation recently awarded to retirement-eligible employees. This authorization is in addition to the Corporation’s $4.0 billion share repurchase authorization announced on March 11, 2015.

Under the Board of Governors of the Federal Reserve System (“Federal Reserve”) regulations (12 CFR 225.8(g)(2)), a well capitalized bank holding company may notify the Federal Reserve of its intention to make additional capital distributions not to exceed one percent of its tier 1 capital and which were not contemplated in its capital plan, subject to the Federal Reserve’s non-objection. The Federal Reserve did not object to the Corporation’s proposed repurchases. The proposed repurchases are not connected to the Corporation’s 2016 Comprehensive Capital Analysis and Review submission.

The timing and exact amount of the Corporation’s repurchases will be subject to various factors, including the Corporation’s capital position, liquidity, financial performance and alternative uses of capital, stock trading price, and general market conditions, and may be suspended at any time. The repurchases may be effected through open market purchases or privately negotiated transactions, including Rule 10b5-1 plans.

Forward-looking statements

Certain statements in this Current Report on Form 8-K represent the current expectations, plans or forecasts of the Corporation based on available information and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements speak only as of the date they are made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond the Corporation’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed under Item 1A. “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and in any of the Corporation’s other subsequent Securities and Exchange Commission filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: March 18, 2016

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